EXHIBIT 10.1

AMENDMENT NO. 1

dated as of June 5, 2007 (this “Amendment”),

to the Second Lien Credit Agreement dated as of May 8, 2007 (the “Credit Agreement”),

among CRIMSON EXPLORATION INC., a Delaware corporation (the “Borrower”),

the Lenders (as defined in Article I of the Credit Agreement), and

CREDIT SUISSE, as administrative agent (in such capacity, the “Administrative

Agent”) and as collateral agent for the Lenders.

A.    Pursuant to the Credit Agreement, the Lenders have made loans to the Borrower.

B.           The Borrower and the Lenders have agreed to amend the Credit Agreement as set forth herein.

C.           Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendment. (a) The definition of the term “Applicable Percentage” set forth in Section 1.02 of the Credit Agreement is hereby amended by (i) deleting the number “150” set forth therein and substituting therefor the number “180” and (ii) by deleting every instance of the word “Fifty” set forth therein and substituting therefor the word “Eighty”.

SECTION 2. Effectiveness. This Amendment shall become effective as of the date set forth above on the date on which the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrower and the Required Lenders.

SECTION 3. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 4. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 5. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

CRIMSON EXPLORATION INC.,
by
/s/ E. Joseph Grady
Name:	E. Joseph Grady
Title:	Senior Vice President & CFO

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, individually constituting the Required Lenders and as Administrative Agent,
by
/s/ James Moran
Name:	James Moran
Title:	Managing Director

by:
/s/ Nupur Kumar
Name:	Nupur Kumar
Title:	Associate